HARBOR FLORIDA BANCSHARES, INC.
                                               December 31,    September 30,
                                                   2003            2003
                                                   ----            ----
                                                     (In Thousands)
Selected Consolidated Financial Data:
    Total assets                           $    2,413,948  $    2,352,071

    Loans, gross                                1,667,448       1,627,584
    Allowance for loan losses                      16,614          16,199
     Net loans                                  1,650,834       1,611,385

    Loans held for sale                             2,650           2,648
    Interest-bearing deposits                       2,737           4,432
    Investment securities                         255,173         296,935
    Mortgage-backed securities                    370,856         308,075
    Real estate owned                                 664             906
    Goodwill                                        3,591           3,718
    Deposits                                    1,615,396       1,550,260
    FHLB advances                                 509,506         503,511
    Stockholders' equity                          268,676         261,883
    # of common shares outstanding                 23,827          23,780


                                                    Three months ended
                                                       December 31,
                                                       ------------
                                                   2003            2002
                                                   ----            ----
                                                      (In Thousands)
Selected Average Balances:
     Total assets                               2,379,815       2,103,829
     Interest earning assets                    2,297,473       2,033,935
     Gross loans                                1,638,760       1,554,225
     Stockholders' equity                         263,534         241,516
     Deposits                                   1,572,764       1,386,869

Asset Quality:
     Nonaccrual loans                               2,338           1,810
     Net charge-offs                                   33             128


                                                                Three months ended
                                                                   December 31,
                                                                   ------------
                                                               2003            2002
                                                               ----            ----
                                                        (In Thousands Except per Share Data)

Selected Consolidated Operating Data:
    Interest income                                        $   34,136      $   34,073
    Interest expense                                           11,734          13,584
    Net interest income                                        22,402          20,489
    Provision for loan losses                                     448             451

    Net interest income after provision for loan losses        21,954          20,038
    Other Income:
      Other fees and service charges                            3,385           3,151
      Insurance commissions and fees                              721             570
      Gain on sale of mortgage loans                              741           1,314
      Gain on sale of equity securities                           311             305
      Other                                                       170              59
                                                           ----------      ----------
    Total other income                                          5,328           5,399
    Other expenses:
       Compensation and benefits                                7,010           6,025
       Occupancy                                                1,632           1,436
       Other                                                    2,954           2,739
                                                           ----------      ----------
    Total other expenses                                       11,596          10,200
                                                           ----------      ----------
    Income before income taxes                                 15,686          15,237
    Income tax expense                                          6,137           5,962
                                                           ----------      ----------
    Net income                                             $    9,549      $    9,275
                                                           ==========      ==========

    Net income per share:
       Basic                                               $     0.42      $     0.41
       Diluted                                             $     0.41      $     0.40


    Weighted average shares outstanding
       Basic                                                   22,568          22,579
       Diluted                                                 23,188          23,172

HARBOR FLORIDA BANCSHARES, INC.

                                                     Three months ended
                                                        December 31,
                                                        ------------
                                                     2003         2002
                                                     ----         ----
Selected Financial Ratios:

  Performance Ratios:
  Return on average assets (1)                      1.59 %        1.75 %
  Return on average stockholders' equity(1)        14.38 %       15.24 %
  Book value per share                         $   11.28     $   10.25
  Net interest rate spread (1)                      3.71 %        3.75 %
  Net interest margin (1)                           3.92 %        4.05 %
  Non-interest expense to average assets(1)         1.93 %        1.92 %
  Net interest income to non-interest
     expense (1)                                    1.96 x        2.03 x
  Average interest-earning assets to
     average interest-bearing liabilities         110.15 %      111.00 %
  Efficiency ratio (1)                             43.28 %       41.69 %


  Asset Quality Ratios:
  Non-performing assets to total assets             0.12 %        0.12 %
  Allowance for loan losses to
     total loans                                    1.01 %        0.95 %
  Allowance for loan losses to
     classified loans                             263.65 %      229.11 %
  Allowance for loan losses to
     non-performing loans                         710.74 %      812.22 %


  Capital Ratios:
  Average shareholders' equity to
     average assets                                11.07 %       11.48 %
  Shareholders' equity to assets
     at period end                                 11.13 %       11.51 %




  (1) Ratio is annualized.

HARBOR FLORIDA BANCSHARES, INC.

                                                                           For the Three Months Ended
                                                                           --------------------------
                                                          Dec. 31,    Sept. 30    June 30,      Mar. 31,    Dec. 31,
                                                            2003        2003       2003          2003         2002
                                                            ----        ----       ----          ----         ----
                                                                     (In Thousands Except Per Share Data)
Selected Consolidated Operating Data:
  Interest income                                        $ 34,136    $ 33,846    $ 33,575     $ 33,411     $ 34,073
  Interest expense                                         11,734      11,859      11,869       12,353       13,584
                                                         --------    ---------   --------     --------     --------
  Net interest income                                      22,402      21,987      21,706       21,058       20,489
  Provision for loan losses                                   448         334         659          502          451
                                                         --------    --------    --------     --------     --------

  Net interest income after provision for loan losses      21,954      21,653      21,047       20,556       20,038
  Other Income:
    Other fees and service charges                          3,385       3,329       3,197        3,286        3,151
    Insurance commissions and fees                            721         726         860          612          570
    Gain on sale of mortgage loans                            741         473       1,266        1,118        1,314
    Gain on sale of equity securities                         311         304         389          305          305
    Gain on sale of debt securities                             0         361           0            0            0
    Other                                                     170          80          40           42           59
                                                         --------    --------    --------     --------     --------
  Total other income                                        5,328       5,273       5,752        5,363        5,399
  Other expenses:
    Compensation and benefits                               7,010       6,763       6,620        6,238        6,025
    Occupancy                                               1,632       1,606       1,551        1,477        1,436
    Other                                                   2,954       2,878       2,866        2,835        2,739
                                                         --------    --------    --------     --------     --------
  Total other expenses                                     11,596      11,247      11,037       10,550       10,200
                                                         --------    --------    --------     --------     --------
  Income before income taxes                               15,686      15,679      15,762       15,369       15,237
  Income tax expense                                        6,137       6,015       6,187        6,024        5,962
                                                         --------    --------    --------     --------     --------
  Net income                                             $  9,549    $  9,664    $  9,575     $  9,345     $  9,275
                                                         ========    ========    ========     ========     ========

  Net income per share:
    Basic                                                $   0.42     $  0.43     $  0.43     $   0.41     $   0.41
    Diluted                                              $   0.41     $  0.42     $  0.42     $   0.40     $   0.40

HARBOR FLORIDA BANCSHARES, INC.


                                                                          Three months ended December 31,
                                                                          -------------------------------
                                                                   2003                                         2002
                                                                   ----                                         ----
                                                Average       Interest &       Yield/         Average      Interest &    Yield/
                                                Balance        Dividend         Rate          Balance       Dividend       Rate
                                                -------        --------         ----          -------       --------       ----
                                                                               (Dollars in Thousands)
Analysis of Net Interest Income:
   Assets:
   Interest-earning assets:
      Interest-bearing deposits              $    14,978     $      34          0.89%       $    85,869    $      329       1.50%
      Investment securities                      302,641         1,939          2.56            223,659         1,901       3.40
      Mortgage-backed securities                 341,095         3,462          4.06            170,183         2,518       5.92
      Mortgage loans                           1,403,326        24,664          7.02          1,358,694        25,682       7.54
      Other loans                                235,434         4,037          6.80            195,531         3,644       7.39
                                               ---------     ---------     ---------          ---------     ---------  ---------
   Total interest-earning assets               2,297,473        34,136          5.93          2,033,935        34,073       6.68
                                                             ---------     ---------          ---------     ---------  ---------
   Total noninterest-earning assets               82,342                                         69,893
                                               ---------                                      ---------
   Total assets                                2,379,815                                      2,103,829
                                               =========                                      =========

   Liabilities and Stockholders' Equity:
   Interest-bearing liabilities
      Deposits:
         Transaction accounts                    594,580           609          0.41%           448,117           637       0.56%
         Passbook savings                        144,785            97          0.27            118,382           141       0.47
         Official checks                          17,076             0             0             16,117             0          0
         Certificate accounts                    816,323         5,205          2.53            804,253         7,159       3.53
                                               ---------     ---------     ---------          ---------     ---------  ---------
         Total deposits                        1,572,764         5,911          1.49          1,386,869         7,937       2.27
      FHLB advances                              512,074         5,810          4.44            445,493         5,647       4.97
      Other borrowings                               849            13          6.02                  0             0       0.00
                                               ---------     ---------     ---------          ---------     ---------  ---------
   Total interest-bearing liabiliti            2,085,686        11,734          2.22          1,832,362        13,584       2.93
   Noninterest-bearing liabilities                30,595     ---------     ---------             29,950     ---------  ---------
                                               ---------                                      ---------
   Total liabilities                           2,116,281                                      1,862,312
   Stockholders' equity                          263,534                                        241,516
                                               ---------                                      ---------
   Total liabilities and
      stockholders' equity                     2,379,815                                      2,103,828
                                               =========                                      =========
   Net interest income/
      interest rate spread                                   $  22,402          3.71%                      $   20,489       3.75%
                                                             =========     =========                        =========  =========

   Net interest-earning assets/
      net interest margin                    $   211,787                        3.92%       $   201,573                     4.05%
                                               =========                   =========          =========                =========
   Interest-earning assets to
      interest-bearing liabilities                                            110.15%                                     111.00%
                                                                           =========                                   =========

                                       4